UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 16, 2005

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12600 Whitewater Drive, Suite 150 Minnetonka, Minnesota		55343
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Non-employee Directors’ Compensation

The Compensation Committee of the Board of Directors of KMG America Corporation (“KMG”), at its August 11, 2005 meeting, reviewed the compensation paid to non-employee directors and recommended certain changes in the form and amount of such compensation. The recommended changes were approved at a meeting of KMG’s Board of Directors held on August 11, 2005.

a.  Meeting Fees.

Effective August 11, 2005, non-employee directors will be paid a meeting fee for each Board and committee meeting attended, regardless of whether the meetings are held on the same day.  Prior to this change, non-employee directors were paid one meeting fee if multiple meetings were held on the same day.    In approving this change, among other things, the Board members considered the amount of preparation and time they devote to each meeting they attend.  The amount of the meeting attendance fee was not changed.  Each non-employee director receives $1,500 for each Board and committee meeting he attends in person, and $750 for each meeting he participates in by telephone.

b.  Annual Retainer.

Effective October 1, 2005, the $20,000 annual retainer paid to non-employee directors ($27,500 annual retainer paid to the Chairperson of the Audit Committee) will be paid in the form of awards of restricted shares of KMG common stock.  The effective date of each award will be the last business day of each quarter.  The number of restricted shares to be awarded will be determined based on the closing price of KMG common stock on the date of each award.  The awards will be made pursuant to KMG’s 2004 Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.01 (the “Plan”) and is incorporated herein by reference, and the terms of the stock award agreements to be entered into by the non-employee directors and KMG, a form of which is attached hereto as Exhibit 10.02 and is incorporated herein by reference.

The restricted shares will vest with respect to one-fourth of the restricted shares awarded on each of the first, second, third and fourth anniversaries of each award, provided that the director has continuously served as a director of KMG through each anniversary.  Additionally, the Plan and the stock award agreements provide for accelerated vesting upon the director’s removal from the Board other than for cause, resignation from the Board, death or disability, and upon a change of control of KMG.  The terms cause, disability and change in control are defined in the Plan.

In approving this change, among other things, the Board considered the desirability of more closely aligning the non-employee directors’ compensation to the performance of KMG.

c.  Option Award.

The Board also approved an award to each of the non-employee directors of options to purchase 2,000 shares of KMG common stock pursuant to the Plan and non-qualified stock option agreements to be entered into between KMG and each non-employee director.  A form of the non-qualified stock option agreements is attached hereto as Exhibit 10.03 and is incorporated herein by reference.  The effective date of the award will be the fifth business day prior to the last calendar day of the third calendar quarter of 2005.  The options will have an exercise price equal to the closing price of KMG common stock or the effective date of the award, and will be exercisable for a period of ten years from the date of the award.  The options will vest with respect to one-fourth of the underlying shares on the first, second, third and fourth anniversaries of the date of the award.  Additionally, the Plan and the option award agreements provide for accelerated vesting upon the director’s removal from the Board other than for cause, resignation from the Board for a reason other than cause, death or disability, and following a change of control of KMG, a removal other than for cause or a resignation for good reason.  A director will forfeit all unvested options if he is removed for cause or he resigns for cause.  Vested options will not be exercisable any later than 90 days after the termination of the director’s service as a director for any reason.  In approving the option grants, among other things, the Board considered the desirability of more closely aligning the non-employee directors’ compensation to the performance of KMG.

Restricted Stock Awards to Certain Officers

The Compensation Committee of the Board of Directors of KMG, at its August 11, 2005 meeting, reviewed and recommended a proposal to award, pursuant to the Plan, restricted shares of KMG common stock to three of KMG’s executive officers.  The recommended restricted share awards were approved at a meeting of KMG’s Board of Directors on August 11, 2005.

Paul P. Moore, Senior Vice President of Sales of KMG, Paul F. Kraemer, Senior Vice President of Sales of KMG, and Thomas D. Sass, Senior Vice President of Underwriting/Risk Management of KMG, were each awarded 10,974 restricted shares of KMG common stock pursuant to the terms of the Plan and stock award agreements to be entered into between each executive and KMG.  A form of the stock award agreements is attached hereto as Exhibit 10.04, and is incorporated herein by reference.  The effective date of the awards is August 11, 2005.  The restricted shares will become vested with respect to one-fourth of the restricted shares awarded on each of the first, second, third and fourth anniversaries of each award, provided that the executive has continuously been employed by KMG through each anniversary.  Additionally, the Plan and the stock award agreements provide for accelerated vesting upon termination of the executive’s employment other than for cause, the executive’s resignation of employment for good reason, the executive’s death or disability, and upon a change of control of KMG.

ITEM 7.01    REGULATION FD DISCLOSURE

The Board of Directors of KMG, at its meeting held on August 11, 2005, considered and approved the KMG America Corporation Bidding Policy for Independent Auditor, External Legal Counsel and Other Professional Relationships (the “Policy”), which became effective August 11, 2005.

In order to assure the independence of KMG’s independent auditor, the Policy provides for the Audit Committee to expressly reconsider re-bidding the engagement of the independent auditor every five (5) years, in anticipation of the rotation of the lead audit partner and reviewing partner.  The Committee may also, at any time, make a determination to re-bid the engagement of the independent auditor.  The Audit Committee is required to report to the Board of Directors all decisions made to either re-bid or not re-bid the engagement and the reasons therefore.

In order to assure high quality and competitively priced legal services, the Policy provides that

KMG’s General Counsel will consider re-bidding any standing relationship with external legal counsel that has been engaged by KMG continuously over a three year period.  The General Counsel is not required to consider re-bidding such relationships when rotating legal counsel could adversely impact KMG with respect to the legal matters handled by such external counsel. At least annually, the General Counsel will report external legal counsel re-bidding activity to KMG’s Chief Executive Officer and the Audit Committee.

In order to assure high quality and competitively priced services from other professional service providers, the Policy also provides for business unit heads within KMG to consider re-bidding relationships their units have with other professional service providers that have been in existence over a continuous three year period.  These relationships include, but are not limited to engagements with: actuarial consultants; investment advisors; accountants; and management consultants.   At least annually, business unit heads will report re-bidding activity to KMG’s Chief Executive Officer, who will annually report such activity to KMG’s Audit Committee.

The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by KMG under the Securities Act of 1933, as amended.

(c)        Exhibits

Exhibit No.	Description

10.01

KMG’s 2004 Equity Incentive Plan, incorporated herein by reference to Exhibit 10.1 to Amendment No. 3 of the Company’s Form S-1 (SEC Registration No. 333-117911), which was previously filed on November 5, 2004.

10.02	Form of Non-Employee Director Stock Award Agreement
10.03	Form of Non-Qualified Stock Option Agreement
10.04	Form of Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date:	August 16, 2005	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.01

KMG’s 2004 Equity Incentive Plan, incorporated herein by reference to Exhibit 10.1 to Amendment No. 3 of the Company’s Form S-1 (SEC Registration No. 333-117911), which was previously filed on November 5, 2004.

10.02	Form of Non-Employee Director Stock Award Agreement
10.03	Form of Non-Qualified Stock Option Agreement
10.04	Form of Stock Award Agreement